Multi-Cap Growth Fund
Summary Dated October 31, 2009

CLASS A SHARES (MAMGX)	CLASS C SHARES (MCMGX)
CLASS Y SHARES (MYMGX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus. You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 31, 2009, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 8 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A	Class C	Class Y
(fees paid directly from your investment)	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5%(a)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)	1%(c)	None

ANNUAL FUND OPERATING EXPENSES	Class A	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	Shares	Shares	Shares
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	32.02%	31.76%	30.62%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%

Total Annual Fund Operating Expenses Before Waivers and/or Reimbursements	33.03%	33.52%	31.38%

Fee Waiver and/or Expense Reimbursement (d)	-31.31%	-31.05%	-29.91%

Total Net Annual Fund Operating Expenses including Acquired Fund Fees and Expenses (d)	1.72%	2.47%	1.47%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(d)	Pursuant to an Expense Limitation Agreement, MCM has agreed contractually through at least October 31, 2010 to waive or limit fees or to assume other expenses of the Fund so that, on an annualized basis, the Total Net Annual Operating Expenses (other than taxes, interest, litigation, dividends and interest expense on securities sold short, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and Acquired Fund Fees and Expenses (as interpreted by the Securities and Exchange Commission from time to time)) do not exceed 1.71% for Class A shares, 2.46% for Class C shares and 1.46% for Class Y shares. There is no guarantee that the Expense Limitation Agreement will be extended after its expiration or at the currently specified level. In addition, the Fund and MCM have entered into a Reimbursement Agreement pursuant to which the Fund (at a later date) may reimburse MCM for the fees it waived or limited and other expenses assumed and paid by MCM pursuant to the Expense Limitation Agreement during any of the prior three fiscal years, provided that, among other things, reimbursement to be made to MCM does not cause Total Net Annual Operating Expenses (excluding Acquired Fund Fees and Expenses) of the Fund to exceed the limits stated above and the Board of Trustees has approved in advance such reimbursement to MCM.
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class C Shares	Class Y Shares
1 Year	$715	$350	$150
3 Years	$5,482	$5,303	$5,046
5 Years	$7,951	$7,885	$7,700
10 Years	$10,092	$10,080	$10,160
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class C Shares	Class Y Shares
1 Year	$715	$250	$150
3 Years	$5,482	$5,303	$5,046
5 Years	$7,951	$7,885	$7,700
10 Years	$10,092	$10,080	$10,160
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 163% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of companies that, in the advisor’s view, have the potential for above-average earnings growth as well as current earnings momentum. The Fund typically invests in companies with market capitalizations of $1 billion or more, but may invest in any large-, mid- or small-capitalization company. The Fund may concentrate its investments in one or more economic sectors, but will not concentrate its investments within any particular industry.
The advisor seeks to invest in 60 to 90 companies that exhibit one or more of the following characteristics:
•	stable to rising earnings per share;

•	high stability of earnings;

•	superior financial strength;

•	attractive valuation versus peer group; and

•	favorable technical indicators.
Although the Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including those from emerging market countries. The Fund’s foreign securities investments will generally be limited to U.S. dollar-denominated securities of foreign issuers that are traded in the United States.
From time to time, the advisor will use exchange-traded funds (ETFs) to manage cash.
The Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Sector Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in health care and information technology companies. The values of health care and information technology companies are particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Health care stocks are also heavily influenced by the impact of cost containment measures Technology stocks, especially those of less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Smaller or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.

ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Short-Term Trading Risk
From time to time, the Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
PERFORMANCE
Calendar year performance information is not provided for the Fund as it had not been in operation for a full calendar year as of December 31, 2008.
MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	Michael P. Gura, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2008.

•	Thomas P. Kenny, CFA, Senior Portfolio Manager of MCM, has been a member of the Fund’s portfolio management team since its inception in 2008.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and C Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.